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                                                        EXHIBIT 24.1

                          POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of William H. Baumhauer, Charles W. Redepenning, Jr. and Louie Psallidas, acting together or singularly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, (i) to sign a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), relating to the shares issuable pursuant to options granted by Champps Entertainment, Inc. and assumed by DAKA International, Inc. pursuant to the Agreement and Plan of Merger dated as of October 10, 1995 and (ii) to sign any and all amendments (including post-effective amendments) to such Registration Statement, and (iii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act. The undersigned hereby ratifies and confirms all that such attorney-in-fact or his substitute may lawfully do or cause to be done by virtue hereof.


Signature 	                      Capacity                      Date

/s/William H. Baumhauer    Chairman, Chief Executive   	  February 21, 1996
-----------------------    Officer and Director
William H. Baumhauer 	    (Principal Executive Officer)

/s/Allen R. Maxwell     	  President and Chief            February 21, 1996
-----------------------    Operating Officer
Allen R. Maxwell

/s/Louie Psallidas      	  Vice President, Finance        February 21, 1996
-----------------------   (Principal Financial and
Louie Psallidas            Accounting Officer)

/s/Erline Belton 	         Director                       February 21, 1996
-----------------------
Erline Belton

/s/E. L. Cox 	             Director                       February 21, 1996
-----------------------
E. L. Cox

/s/Dean P. Vlahos 	        Director                       February 21, 1996
-----------------------
Dean P. Vlahos